UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 18, 2011 (May 17, 2011)

GOVERNMENT PROPERTIES INCOME TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-34364	26-4273474
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458-1634

(Address of Principal Executive Offices)   (Zip Code)

617-219-1440

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of Government Properties Income Trust, or the Company, held on May 17, 2011, the Company’s shareholders elected Jeffrey P. Somers as the Independent Trustee in Class II of the Board of Trustees for a three year term of office until the Company’s 2014 annual meeting of shareholders and to serve until his successor shall have been elected and qualified.  Mr. Somers received the following votes:

For	Against	Withhold	Broker Non-Vote
31,408,421	325,759	31,899	6,618,984

The Company’s shareholders also elected Barry M. Portnoy as the Managing Trustee in Class II of the Board of Trustees for a three year term of office until the Company’s 2014 annual meeting of shareholders and to serve until his successor shall have been elected and qualified.  Mr. Portnoy received the following votes:

For	Against	Withhold	Broker Non-Vote
22,910,133	8,811,990	43,956	6,618,984

The Company’s shareholders approved a nonbinding advisory resolution on the compensation paid to the Company’s executive officers as disclosed pursuant to Item 402 of Regulation S-K in the Company’s proxy statement dated February 25, 2011 relating to the Company’s 2011 annual meeting of shareholders.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
31,240,327	391,468	134,284	6,618,984

The Company’s shareholders voted to recommend, by nonbinding advisory vote, the frequency with which the Company has a nonbinding advisory vote on the compensation paid to the Company’s executive officers.  This proposal received the following votes:

Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Vote
13,832,661	121,200	17,592,712	219,506	6,618,984

The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
38,111,710	105,053	168,300	N/A

The results reported above are final voting results.

Item 8.01.  Other Events.

Change to Trustee Compensation; Share Grants

On May 17, 2011, the Company changed its trustee compensation arrangements.  A summary of the Company’s currently effective trustee compensation arrangements is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

On May 17, 2011, the Company granted each of the Company’s trustees 2,000 common shares of beneficial interest, par value $0.01 per share, valued at $25.61, the closing price of the Company’s common shares on the New York Stock Exchange on that day, pursuant to the trustee compensation arrangements described above.

Item 9.01.  Financial Statements and Exhibits.

(d)                                Exhibits.

The Company hereby files the following exhibit:

10.1         Summary of Trustee Compensation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOVERNMENT PROPERTIES INCOME TRUST

By:	/s/ Mark L. Kleifges
Name:	Mark L. Kleifges
Title:	Treasurer and Chief Financial Officer

Dated:  May 18, 2011